FDIC loss share income (expense) (Tables)	12 Months Ended
Dec. 31, 2018
Table Text Block
F D I C Loss Share Expense Income Table [Text Block]
	Years ended December 31,
(In thousands)	2018	2017	2016
Amortization	$(934)	$(469)	$(10,201)
80% mirror accounting on credit impairment losses	104	3,136	(239)
80% mirror accounting on reimbursable expenses	537	2,454	8,433
80% mirror accounting on recoveries on covered assets, including rental income
on OREOs, subject to reimbursement to the FDIC	(1,658)	2,405	(31,338)
Change in true-up payment obligation	(6,112)	(11,700)	(33,413)
Arbitration decision charge	-	-	(136,197)
Gain on FDIC loss-share Termination Agreement[1]	102,752	-	-
Other	36	(5,892)	(4,824)
Total FDIC loss share income (expense)	$94,725	$(10,066)	$(207,779)
[1] Refer to Note 10 for additional information of the Termination Agreement with the FDIC.